EXHIBIT 23.2

              CONSENT OF INDEPENDENT ACCOUNTANTS
                    COOPERS & LYBRAND L.L.P.

We consent to the inclusion in this registration statement on
Form S-8 (File No.              ) of our report dated March 26,
                   -------------
1996, on our audits of the consolidated financial statements and the financial statement schedules of Envirodyne Industries, Inc. and Subsidiaries.



COOPERS & LYBRAND L.L.P.
Chicago, Illinois
August 23, 1996